                                                                   Exhibit 10.11


                           STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT (the "Agreement"), entered into on January 2, 1998, is entered into by and between UNIT INSTRUMENTS, INC., a California corporation (the "Company"), and JAMES C. LEVINSON AND MARILYN G. LEVINSON (the "Levinsons"), individually and as general partners of the J & L LEVINSON PARTNERSHIP (the "Shareholder").

                                   RECITALS:

     WHEREAS, the Shareholder is the owner of 368,475 shares of common stock, $.15 par value ("Common Stock"), of the Company and the Levinsons desire to cause the Shareholder to sell all of such shares (the "Repurchased Shares") to the Company; and

     WHEREAS, the Levinsons hold options to purchase shares of the Company's Common Stock, and the Levinsons desire that such options be terminated in exchange for a cash payment from the Company; and

     WHEREAS, the Company desires to purchase the Repurchased Shares from the Shareholder and terminate the Levinsons' options on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the mutual promises and agreements herein, and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

     1. REPURCHASE. The Shareholder agrees to and does hereby sell, transfer and convey to the Company the Repurchased Shares, free and clear of all liens, claims and encumbrances, and the Company agrees to and does hereby purchase such Repurchased Shares. In consideration of the sale and transfer of such Repurchased Shares and in full payment therefor, the Company shall pay to Shareholder the purchase price of $12.25 per share, or Four Million Five Hundred Thirteen Thousand Eight Hundred Eighteen and 75/100 Dollars ($4,513,818.75) in the aggregate (the "Repurchase Price") payable at closing by wire transfer of immediately available funds. Concurrently with the sale and transfer of the Repurchased Shares, the Company shall pay Fifty-Four Thousand Four Hundred Seventy-Nine Dollars ($54,479) to the Levinsons by wire transfer of immediately available funds in exchange for the termination of all outstanding options they hold to acquire Common Stock of the Company (the "Options"), which termination shall be deemed to occur automatically upon the making of such payment without any further action by the Levinsons.

     2. DELIVERIES. Concurrently with the execution and delivery of this Agreement, the Shareholder shall deliver to the Company all certificates representing the Repurchased Shares, duly endorsed for transfer or accompanied by duly executed stock powers transferring such Repurchased Shares to the Company, and all of such Repurchased Shares shall be cancelled and returned to the status of authorized but unissued shares. Against delivery by Shareholder of the stock certificates representing the Repurchased Shares, the Company shall cause to be transferred to the Shareholder the Repurchase Price.

     3. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS. Shareholder and each of the Levinsons hereby represent and warrant to the Company as follows:

          3.1 LEGAL POWER. Shareholder has the requisite legal power and authority to enter into this Agreement, to sell and deliver the Repurchased Shares and to perform its obligations hereunder. Each of the Levinsons has the legal right and capacity to enter into this Agreement and to perform its obligations hereunder. This Agreement is a valid and binding obligation of Shareholder and each of the Levinsons, enforceable against such party in accordance with its terms. No further action is required to be taken by Shareholder or either of the Levinsons, nor is it necessary for Shareholder or either of the Levinsons to obtain any action, approval or consent by or from any third person, governmental or other, to enable such party to enter into or perform its obligations under this Agreement.

          3.2 TITLE TO SHARES. Except for the Repurchased Shares and the Options, neither the Shareholder nor either of the Levinsons owns, beneficially or of record, any other securities of the Company or any rights to acquire securities of the Company. The Shareholder is the owner of the Repurchased Shares and upon delivery of the Repurchased Shares and payment of the Repurchase Price therefor as provided in this Agreement, the Company will have valid and marketable title to the Repurchased Shares, free and clear of any liens, encumbrances, security agreements, equities, charges, restrictions, claims and any other adverse interests or defects in title of any kind or nature whatsoever, except for restrictions on transfer imposed by federal or state securities laws. The Levinsons are the owners of the Options and have not sold or assigned any interest therein to any other party.

          3.3 CONFLICTS. The execution and delivery of this Agreement by the Shareholder and the Levinsons and the performance by Shareholder and the Levinsons of their respective obligations hereunder will not violate any provision of any judicial or governmental decree, order, or judgment or conflict with or violate any other agreement or understanding, written or oral, to which Shareholder or either of the Levinsons is a party or by which any of such parties or any of the Repurchased Shares are bound.

          3.4 ACCESS TO INFORMATION; INFORMED DECISION. Shareholder and the Levinsons have been provided access to and the opportunity to review all material financial and business information regarding the Company necessary to make a deliberate and informed decision to sell the Repurchased Shares to the Company on the terms provided in this Agreement. The partners of Shareholder are sophisticated investors and have such knowledge and experience in financial or business matters that they are capable of evaluating the economics, merits and risks of the sale contemplated by this Agreement. Such partners have reviewed the economics, merits and risks of the transaction contemplated by this Agreement, have reviewed all material information deemed by them necessary for them to reach an informed decision on the sale herein, and are not relying on the Company to furnish them any additional information. Shareholder and the Levinsons further acknowledge that the Company may enter into one or more agreements for the merger or sale of the Company, which agreements may provide for the payment of consideration to the Company's shareholders having a value in excess of the Repurchase Price, and that the Repurchase Price may not bear any relevance to the actual value of the Repurchased Shares or the Company.

     4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          4.1. ORGANIZATION AND EXISTENCE; AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power to carry on its business as now conducted. The Company has the corporate power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery, and performance by the Company of this Agreement and the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of the Company in accordance with the Articles of Incorporation and Bylaws of the Company and California law, and no further corporate action is necessary on the part of the Company with respect thereto. This Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with its terms. No further action is required to be taken by the Company, nor is it necessary for the Company to obtain any action, approval or consent by or from any third person, governmental or other, to enable it to enter into or perform its obligations under this Agreement.

          4.2 NO CONFLICTS. The execution and delivery of this Agreement and performance of the Company's obligations hereunder do not and will not violate any provision of any judicial or governmental decree, order, or judgment or conflict with, or result in a breach of or constitute a default under, the Articles of Incorporation or Bylaws of the Company or any agreement or instrument to which the Company is a party or by which it is bound.

          4.3 COMPLIANCE WITH CALIFORNIA CORPORATIONS CODE. The repurchase of the Repurchased Shares by the Company will be in full compliance with all of the provisions of the California Corporations Code, including, without limitation, Chapter 5 thereof.

     5. RESIGNATION. Mr. James C. Levinson hereby resigns as a Director of the Company and as a director of each subsidiary of the Company of which he is a director, effective immediately, and the Company and each such subsidiary hereby accept such resignations. Following the date hereof, neither the Company nor Mr. Levinson shall represent to any person or entity that Mr. Levinson is a director of the Company or any such subsidiary. Mr. Levinson shall maintain the confidentiality of, and shall not use, the Company's non-public proprietary information, and shall promptly return any and all such materials in his possession to the Company. Mr. Levinson will not waive any evidentiary or testimonial privileges relating to the Company, which Mr. Levinson may otherwise waive, without the consent of the Company, unless he is required to do so by judicial order or unless suit is brought against him by the Company.

     6. STANDSTILL. Shareholder and each of the Levinsons agrees that, for a period of two (2) years from the date of this Agreement, neither such party nor any of its affiliates will, without the prior written consent of the other party; (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company; (ii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company; (iii) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving the Company or its securities or assets; (iv) form, join or in any way participate in a "group" (as defined in Section

13(d)(3) of the Securities Exchange Act of 1934, as amended) in connection with any of the foregoing; (v) enter into any discussions or arrangements with any third party with respect to any of the foregoing; or (vi) request publicly the other party or any of its Representatives, directly or indirectly, to amend or waive any provision of this paragraph. Each of such parties will promptly advise the Company of any inquiry or proposal made to such party with respect to any of the foregoing.

     7.  NON-COMPETITION; NON-SOLICITATION.

          7.1 NON-COMPETITION. Shareholder and each of the Levinsons covenants, that for a period of three (3) consecutive years commencing on the date hereof, such party shall not directly, or indirectly through one or more other persons or entities, engage in, or have any financial or other interests in or provide assistance to any person, firm, corporation or business that engages in, any activity which is the same as or competitive with the business engaged in by the Company as of the date hereof (the "Business"), in, from, at or into (a) any of the states of the United States of America or the District of Columbia or (b) any of the countries, territories or areas of the world. Notwithstanding the foregoing, nothing contained in this Agreement shall prevent or otherwise limit such party from holding, for investment purposes only, no more than one percent (1%) of any class of equity securities of a company engaged in activities that are competitive with the Business if such class of equity securities is traded on a national securities exchange or on the NASDAQ National Market System.

          7.2 NON-SOLICITATION. Shareholder and each of the Levinsons agree that, for a period of one (1) year from the date of this Agreement, it will not, directly or through any of its representatives or affiliates, solicit for employment or hire any employee of the Company or any of its subsidiaries.

     8. NON-DISPARAGEMENT. Each party shall refrain from making, orally or in writing, any statement of a disparaging or critical nature regarding the other party to any person, including but not limited to any past, present or prospective employees or customers of such party, except to the extent that either party is required to provide testimony under oath pursuant to a subpoena or other legal process, and neither party shall issue any press release or other public statement or comment concerning this agreement or the transactions contemplated by this agreement except as required by law or with the prior written consent of the other party. Neither party shall take any action, directly or indirectly, with the intent of causing, creating or instigating any third party claim concerning the transactions contemplated by this Agreement.

     9.  INDEMNIFICATION.

          9.1 INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, defend and hold harmless Shareholder and the Levinsons from and against claims, losses, liabilities, damages, costs and expenses, including, without limitation, attorneys' fees (hereafter "Damages") arising out of or in connection with (a) any breach by the Company of any of its representations, warranties or covenants contained in this Agreement, (b) the purchase and sale of the Repurchased Shares and the termination and purchase of the Options pursuant to this Agreement, or
(c) Mr. Levinson's activities in his capacity as a director or officer of the Company or any of its subsidiaries through and including the date hereof. Such indemnification right shall include, without limitation, the costs, expenses and attorneys' fees of enforcing such indemnification against the Company. The Company shall pay directly or reimburse the Shareholder or the Levinsons for any costs, expenses, and attorneys' fees, as they are incurred, in advance of the final disposition of any matter as to which the Shareholder or the Levinsons would be entitled to be indemnified hereunder.

          9.2 INDEMNIFICATION BY SHAREHOLDER. Shareholder and the Levinsons shall indemnify, defend and hold harmless the Company from and against all Damages incurred by the Company as a result of any breach by the Shareholder or either of the Levinsons of any of such party's representations, warranties or covenants contained in this Agreement. Such indemnification right shall include, without limitation, the costs, expenses and attorneys' fees of enforcing such indemnification against the Shareholder or either of the Levinsons. The Shareholder or the Levinsons shall pay directly or reimburse the Company for any costs, expenses, and attorneys' fees, as they are incurred, in advance of the final disposition of any matter as to which the Company would be entitled to be indemnified hereunder.

          9.3 PROCEDURE. In the event a party believes that it is entitled to indemnification hereunder (such party, the "Indemnitee"), the Indemnitee shall give written notice to the other party (the "Indemnitor") indicating in reasonable detail the basis on which the claim for indemnification is based and, if known, the amount of such claim. Such notice shall be given promptly after the Indemnitee becomes aware of the facts on which such claim is based. Upon receipt of any notice of a claim for indemnification hereunder based on a claim by a third party against Indemnitee, Indemnitor shall have the right to assume the defense of such third party claim by notifying Indemnitee of its election to do so within thirty (30) days of Indemnitee's notice to Indemnitor of such claim; provided, however, that in making such election, Indemnitor must confirm in writing that it will indemnify Indemnitee from all Damages related to such claim; and provided further that Indemnitee shall have the right to reasonably approve counsel selected by Indemnitor to defend such claim; and provided further that the Indemnitee shall have the right to its own counsel selected by Indemnitee (the costs of which shall be borne by Indemnitor) in the event the interests of the Indemnitor (or any of its officers or directors in the case of the Company) differs from or is in conflict with the interests of the Indemnitee. Nothing herein shall prevent the Indemnitee from retaining its own counsel to participate in such defense so long as the costs of such counsel are borne by the Indemnitee. If Indemnitor declines to assume the defense of any such third party claim, Indemnitee may undertake the defense of such claim without waiving any of its rights to seek indemnification for all Damages related thereto from Indemnitor; provided, however, that Indemnitee may not settle any such claim without Indemnitor's prior consent, which consent may not be unreasonably withheld. If the Indemnitor declines to assume the defense of any such third party claim, the Indemnitor shall nevertheless pay directly or reimburse the Indemnitee for any costs, expenses and attorneys' fees, as they are incurred, in advance of the final disposition of such third party claim. Regardless of which party elects to defend any such third party claim, Indemnitee and Indemnitor shall render reasonable assistance and cooperation to each other in connection with defending such claim and shall keep each other reasonably apprised of the status of any proceedings relating to such claim.
The indemnification provisions of Section 9.1 and 9.2 are not mutually exclusive, and both such provisions may apply with respect to a given claim.

     10.  GENERAL RELEASE OF CLAIMS.

          10.1 BY THE LEVINSONS. In exchange for this Agreement and the consideration provided in Section 1 above, and except for claims arising under or in connection with (i) this Agreement, (ii) the indemnification provisions of California law or the Articles of Incorporation or Bylaws or indemnification agreements of the Company that are intended to cover former officers or directors of the Company or any of its subsidiaries, (iii) the directors and officers insurance of the Company, or (iv) James C. Levinson's supplemental pension in the amount of $1,833.33 per month for life, the Shareholder and each of the Levinsons each hereby waives and releases all claims, known and unknown, which such party has or might otherwise have against the Company, its related entities and its officers, directors, employees, agents, insurers, representatives, successors and assigns.

          10.2 BY THE COMPANY. In exchange for this Agreement, and except for claims arising under or in connection with (i) this Agreement or that certain Stock Repurchase Agreement of even date herewith among the Company and the parties listed on Schedule 1 thereto, or (ii) the failure of Mr. Levinson to comply with his express obligations (if any) relating to the items referenced in clauses (ii) and (iii) of Section 10.1 above, the Company hereby waives and releases all claims, known and unknown, which it has or might otherwise have against the Shareholder or either of the Levinsons or their children, grandchildren, heirs and successors.

          10.3 UNKNOWN CLAIMS. IT IS FURTHER UNDERSTOOD AND AGREED that as a condition of this Agreement, all rights under Section 1542 of the Civil Code of the State of California are expressly waived by Shareholder, the Levinsons and the Company. Such Section reads as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Notwithstanding Section 1542, and for the purpose of implementing a full and complete release and discharge, Shareholder, the Levinsons and the Company expressly acknowledge that this Agreement is intended to include and does include in its effect, without limitation, all claims which any such party does not know or suspect to exist in its favor against another at the time of execution hereof, and that, except as expressly provided herein, this Agreement expressly contemplates the extinguishment of all such claims.

     11.  MISCELLANEOUS.

          11.1 NO ASSIGNMENT. Neither party may assign this Agreement or any rights or obligations hereunder to any other person or entity, without the prior written consent of the other parties hereto.

          11.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party and the closing of the transactions contemplated hereby.

          11.3 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          11.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          11.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing, signed by the party giving the notice and delivered personally, by overnight delivery service or by registered or certified mail to the address of the party set forth on the signature page hereto. Either party may at any time change the address to which notice shall be mailed by giving written notice of such change to the other party.

          11.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          11.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to any conflict of law provisions.

          11.8 COUNTERPARTS. This Agreement may be executed in counterparts, and by facsimile transmission, all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Repurchase Agreement as of the date first written above.

                                       "Shareholder"


Address of Shareholder and Levinsons:  J & L LEVINSON PARTNERSHIP

100 Anchor Drive, Suite 460
Key Largo, Florida  33037
                                       By: ____________________________________
                                           James C. Levinson, individually and
with a copy to:                            as a General Partner


Carl Cohen, Esq.
Buchanan Ingersoll                     By: _____________________________________
301 Grant Street, 20th Floor               Marilyn G. Levinson, individually and
Pittsburgh, Pennsylvania  15219            as a General Partner





                                       "Company"

Address of Company:                    UNIT INSTRUMENTS, INC.,
                                       a California corporation
22600 Savi Ranch Parkway
Yorba Linda, California  92687
                                       By: _____________________________________
                                           Gary N. Patten, Chief Financial
                                           Officer

                           STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT (the "Agreement"), entered into on January 2, 1998, is entered into by and between UNIT INSTRUMENTS, INC., a California corporation (the "Company"), and the parties listed on Schedule 1 hereto (the "Shareholders").

                                   RECITALS:

     WHEREAS, the Shareholders own an aggregate of 43,740 shares of common stock, $.15 par value ("Common Stock"), of the Company and the Shareholders desire to sell all of such shares (the "Repurchased Shares") to the Company; and

     WHEREAS, the Company desires to purchase the Repurchased Shares from such persons on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the mutual promises and agreements herein, and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

     1. REPURCHASE. Each of the Shareholders agrees severally to and does hereby sell, transfer and convey to the Company the Repurchased Shares set forth opposite such Shareholder's name on Schedule 1 hereto, free and clear of all liens, claims and encumbrances, and the Company agrees to and does hereby purchase such Repurchased Shares. In consideration of the sale and transfer of such Repurchased Shares and in full payment therefor, the Company shall pay to each such Shareholder the purchase price of Twelve and 25/100 Dollars ($12.25) per Repurchased Share (the "Repurchase Price") payable at closing by wire transfer of immediately available funds. Notwithstanding the foregoing, the Company shall not have any obligation to purchase the Repurchased Shares unless and until the J&L Levinson Partnership shall have delivered the Partnership's Shares in accordance with Section 2 of that certain Stock Repurchase Agreement of even date herewith among the Company and James and Marilyn Levinson, as partners of the J&L Levinson Partnership.

     2. DELIVERIES. Concurrently with the execution and delivery of this Agreement, each Shareholder shall deliver to the Company all certificates representing the Repurchased Shares held by it, duly endorsed for transfer or accompanied by duly executed stock powers (or take such other steps as are necessary for) transferring such Repurchased Shares to the Company, and all of such Repurchased Shares shall be cancelled and returned to the status of authorized but unissued shares. Against delivery by Shareholder of the stock certificates representing the Repurchased Shares, the Company shall cause to be transferred to the Shareholder the Repurchase Price for such Shareholder's Repurchased Shares.

     3. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS. Each Shareholder hereby represents and warrants to the Company as follows:

          3.1 LEGAL POWER. Each Shareholder that is an individual has the legal right and capacity to enter into this Agreement, to sell and deliver such Shareholder's Repurchased Shares and to carry out and perform its obligations hereunder. Each other Shareholder has the requisite legal power and authority to enter into this Agreement, to sell and deliver such Shareholder's Repurchased Shares and to carry out and perform its obligations hereunder. This Agreement is a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms. No further action is required to be taken by such Shareholder, nor is it necessary for such Shareholder to obtain any action, approval or consent by or from any third person, governmental or other, to enable such Shareholder to enter into or perform its obligations under this Agreement.

          3.2 TITLE TO SHARES. Such Shareholder is the owner of the Repurchased Shares set forth opposite such Shareholder's name on Schedule 1 hereto, which represents all of the securities of the Company currently owned, beneficially or of record, by such Shareholder, and upon delivery of such Shareholder's Repurchased Shares and payment of the Repurchase Price therefor as provided in this Agreement, such Shareholder will convey to the Company valid and marketable title to such Repurchased Shares, free and clear of any liens, encumbrances, security agreements, equities, charges, restrictions, claims and any other adverse interests or defects in title of any kind or nature whatsoever, except for restrictions on transfer imposed by federal or state securities laws.

          3.3 CONFLICTS. Such Shareholder's execution and delivery of this Agreement and the performance by such Shareholder of its obligations hereunder will not violate any provision of any judicial or government decree, order or judgment or conflict with or violate any other agreement or understanding, written or oral, to which such Shareholder is a party or by which any of the Repurchased Shares are bound.

          3.4 ACCESS TO INFORMATION; INFORMED DECISION. Such Shareholder has been provided access to and the opportunity to review all material financial and business records of the Company necessary to make a deliberate and informed decision to sell such Shareholder's Repurchased Shares to the Company on the terms provided in this Agreement. Such Shareholder, either alone or with its representatives, is a sophisticated investor and has such knowledge and experience in financial or business matters that it is capable of evaluating the economics, merits and risks of the sale contemplated by this Agreement. Such Shareholder has reviewed the economics, merits and risks of the transaction contemplated by this Agreement, has reviewed all material information deemed by it necessary for it to reach an informed decision on the sale herein, and is not relying on the Company to furnish it any additional information. Such Shareholder further acknowledges that the Company may enter into one or more agreements for the merger or sale of the Company, which agreements may provide for the payment of consideration to the Company's shareholders having a value in excess of the Repurchase Price, and that the Repurchase Price may not bear any relevance to the actual value of the Repurchased Shares or the Company.

     4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          4.1 ORGANIZATION AND EXISTENCE; AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power to carry on its business as now conducted. The Company has the corporate power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery, and performance by the Company of this Agreement and the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of the Company in accordance with the Articles of Incorporation and Bylaws of the Company and

California law and no further corporate action is necessary on the part of the Company with respect thereto. This Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with its terms. No further action is required to be taken by the Company, nor is it necessary for the Company to obtain any action, approval or consent by or from any third person, governmental or other, to enable it to enter into or perform its obligations under this Agreement.

          4.2 NO CONFLICTS. The execution and delivery of this Agreement and performance of the Company's obligations hereunder do not and will not violate any provision of any judicial or governmental decree, order, or judgment or conflict with, or result in a breach of or constitute a default under, the Articles of Incorporation or Bylaws of the Company or any agreement or instrument to which the Company is a party or by which it is bound.

          4.3 COMPLIANCE WITH CALIFORNIA CORPORATIONS CODE. The repurchase of the Repurchased Shares by the Company will be in full compliance with all of the provisions of the California Corporations Code, including, without limitation, Chapter 5 thereof.

     5. STANDSTILL. Each Shareholder agrees that, for a period of two (2) years from the date of this Agreement, neither it nor any of its affiliates will, without the prior written consent of the other party; (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company; (ii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company; (iii) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving the Company or its securities or assets;
(iv) form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in connection with any of the foregoing; (v) enter into any discussions or arrangements with any third party with respect to any of the foregoing; or (vi) request publicly the other party or any of its Representatives, directly or indirectly, to amend or waive any provision of this paragraph. Each Shareholder will promptly advise the Company of any inquiry or proposal made to such party with respect to any of the foregoing.

     6.  INDEMNIFICATION.

          6.1 INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, defend and hold harmless each Shareholder from and against all claims, losses, liabilities, damages, costs and expenses, including, without limitation, attorneys' fees (hereafter "Damages") arising out of or in connection with (a) any breach by the Company of any of its representations, warranties or covenants contained in this Agreement, or (b) the transactions contemplated by this Agreement. Such indemnification right shall include, without limitation, the costs, expenses, and attorneys' fees of enforcing such indemnification against the Company. The Company shall pay directly or reimburse each Shareholder for any costs, expenses, and attorneys' fees, as they are incurred, in advance of the final disposition of any matter as to which such Shareholder would be entitled to be indemnified hereunder.

          6.2 INDEMNIFICATION BY SHAREHOLDER. Each Shareholder shall indemnify, defend and hold free and harmless the Company from and against all Damages incurred by the Company as a result of any breach by such Shareholder of any of his representations, warranties or covenants contained in this Agreement. Such indemnification right shall include, without limitation, the costs, expenses and attorneys' fees of enforcing such indemnification against each Shareholder. Each Shareholder shall pay directly or reimburse the Company for any costs, expenses, and attorneys' fees, as they are incurred, in advance of the final disposition of any matter as to which the Company would be entitled to be indemnified hereunder.

          6.3 PROCEDURE. In the event a party believes that it is entitled to indemnification hereunder (such party, the "Indemnitee"), the Indemnitee shall give written notice to the other party (the "Indemnitor") indicating in reasonable detail the basis on which the claim for indemnification is based and the amount, if known, of such claim. Such notice shall be given promptly after the Indemnitee becomes aware of the facts on which such claim is based. Upon receipt of any notice of a claim for indemnification hereunder based on a claim by a third party against Indemnitee, Indemnitor shall have the right to assume the defense of such third party claim by notifying Indemnitee of its election to do so within thirty (30) days of Indemnitee's notice to Indemnitor of such claim; provided, however, that in making such election, Indemnitor must confirm in writing that it will indemnify Indemnitee from all Damages related to such claim; and provided further that Indemnitee shall have the right to reasonably approve counsel selected by Indemnitor to defend such claim; and provided further that the Indemnitee shall have the right to its own counsel selected by Indemnitee (the cost of which shall be borne by Indemnitor) in the event the interests of the Indemnitor (or any of its officers or directors in the case of the Company) differs from or is in conflict with the interests of the Indemnitee. Nothing herein shall prevent the Indemnitee from retaining its own counsel to participate in such defense so long as the costs of such counsel are borne by the Indemnitee. If Indemnitor declines to assume the defense of any such third party claim, Indemnitee may undertake the defense of such claim without waiving any of its rights to seek indemnification for all Damages related thereto from Indemnitor; provided, however, that Indemnitee may not settle any such claim without Indemnitor's prior consent, which consent may not be unreasonably withheld. If the Indemnitor declines to assume the defense of any such third party claim, the Indemnitor shall nevertheless pay directly or reimburse the Indemnitee for any costs, expenses and attorneys' fees, as they are incurred, in advance of the final disposition of such third party claim. Regardless of which party elects to defend any such third party claim, Indemnitee and Indemnitor shall render reasonable assistance and cooperation to each other in connection with defending such claim and shall keep each other reasonably apprised of the status of any proceedings relating to such claim.

     7.  GENERAL RELEASE OF CLAIMS.

          7.1 BY SHAREHOLDER. In exchange for this Agreement and the consideration provided in Section 1 above, and except for claims arising under or in connection with this Agreement, each Shareholder hereby waives and releases all claims, known and unknown, which such Shareholder has or might otherwise have against the Company, its related entities and its officers, directors, employees, agents, insurers, representatives, successors and assigns.

          7.2 BY THE COMPANY. In exchange for this Agreement, and except for claims arising under or in connection with this Agreement, the Company hereby waives and releases all claims, known and unknown, which it has or might otherwise have against any of the Shareholders or their heirs and successors.

          7.3 UNKNOWN CLAIMS. IT IS FURTHER UNDERSTOOD AND AGREED that as a condition of this Agreement, all rights under Section 1542 of the Civil Code of the State of California are expressly waived by each Shareholder and the Company. Such Section reads as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Notwithstanding Section 1542, and for the purpose of implementing a full and complete release and discharge, each Shareholder and the Company expressly acknowledge that this Agreement is intended to include and does include in its effect, without limitation, all claims which any such party does not know or suspect to exist in its favor against another at the time of execution hereof, and that, except as expressly provided herein, this Agreement expressly contemplates the extinguishment of all such claims.

     8.  MISCELLANEOUS.

          8.1 NO ASSIGNMENT. Neither party may assign this Agreement or any rights or obligations hereunder to any other person or entity, without the prior written consent of the other parties hereto.

          8.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party and the closing of the transactions contemplated hereby.

          8.3 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          8.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          8.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing, signed by the party giving the notice and delivered personally, by overnight delivery service or by registered or certified mail to the address of the party set forth on the signature page(s) hereto. Either party may at any time change the address to which notice shall be mailed by giving written notice of such change to the other party.

          8.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to any conflict of law provisions.

          8.8 COUNTERPARTS. This Agreement may be executed in counterparts, and by facsimile transmission, all of which together shall constitute one and the same instrument. In the event that a Shareholder fails to execute and deliver a counterpart of this Agreement by February 28, 1998, such Shareholder shall be deemed deleted from this Agreement, and the Company shall have no obligation to purchase any of the Repurchased Shares held by such Shareholder whether or not such counterpart is subsequently delivered by such Shareholder.

     IN WITNESS WHEREOF, the undersigned have executed this Stock Repurchase Agreement as of the date first written above.


                                   "Company"

Address of Company:                UNIT INSTRUMENTS, INC.,
                                   a California corporation

22600 Savi Ranch Parkway
Yorba Linda, California  92687
                                   By: ________________________________________
                                       Gary N. Patten, Chief Financial Officer



                      [SIGNATURES CONTINUED ON NEXT PAGE]

  The undersigned Seller agrees to be bound by all of the provisions of the foregoing Stock Repurchase Agreement dated January 2, 1998 among Unit Instruments, Inc. and the shareholders listed on Schedule 1 hereto.


Dated: ___________, 1998               ______________________________________
                                       Name of Shareholder


                                       ______________________________________
                                       Signature


                                       _________________________
                                       No. of Shares Owned


                                       ______________________________________

                                       ______________________________________
                                       Address of Shareholder

                                 SCHEDULE 1 TO
                           Stock Repurchase Agreement


                                                                Total
                                               No. of         Purchase
           Shareholder                         Shares           Price
-------------------------------------          ------        -----------
Jane L. Kerschner                               7,457        $ 91,348.25

Jane L. Kerschner as Custodian for              1,010        $ 12,372.50
Jill B. Romansky

Jane L. Kerschner as Custodian for              1,010        $ 12,372.50
Kathryn M. Romansky

Jane L. Kerschner as Custodian for              1,010        $ 12,372.50
Kira S. Romansky

Andrea L. Stern                                 1,976        $ 24,206.00

Andrea L. Stern as Custodian for               11,641        $142,602.25
Alexander F. Henley

Andrea L. Stern as Custodian for                6,257        $ 76,648.25
Marion H. Henley

Peter G. Levinson                               2,710        $ 33,197.50

PNC Bank as Trustee for the                     3,739        $ 45,802.75
Sarah E. Levinson Irrevocable
Educational Trust

PNC Bank as Trustee for the                     3,313        $ 40,584.25
Jacob J. Levinson Irrevocable
Educational Trust

PNC Bank as Trustee for the                     2,607        $ 31,935.75
Benjamin A. Levinson Irrevocable
Educational Trust

Peter G. Levinson as Custodian for              1,010        $ 12,372.50
Taylor G. Levinson

TOTAL                                          43,740        $535,815.00